UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 24, 2010

REGAN HOLDING CORP.
(Exact name of registrant as specified in its charter)
California	000-19704	68-0211359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2090 Marina Avenue Petaluma, California 94954 (Address of principal executive offices) (707) 778-8638 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 24, 2010, a hearing was held before the California Department of Corporations, as requested by Regan Holding Corp. (“Regan”) and The Legacy Alliance Inc. (“Legacy Alliance”) on December 21, 2009 to rule on the fairness of the terms and conditions of the offer and sale of securities outlined in the Agreement and Plan of Merger, dated December 1, 2009, between Regan and Legacy Alliance, as amended by the First Amendment to the Agreement and Plan of Merger, dated January 29, 2010 (as amended, the “Merger Agreement”).  Pursuant to the Merger Agreement, Regan will merge with and into Delaware corporation, Legacy Alliance, with Legacy Alliance surviving the merger (the “Reorganization”).  The Merger Agreement and the Reorganization were discussed in Regan’s current reports on Form 8-K filed on December 7, 2009 and February 2, 2010.

Effective February 24, 2010, the California Department of Corporations ruled that the terms and conditions of the offer and sale of the securities in the proposed Reorganization Plan were fair and were approved. As a result, a qualification by permit was issued to Legacy Alliance.  The permit allows the securities to be issued by Legacy Alliance in connection with the Reorganization to be exempt from registration under the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the Reorganization, Regan intends to file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A for solicitation of shareholder approval of the Reorganization.   Regan has filed preliminary proxy statements, which are subject to amendment as necessary to respond to SEC comments.  Since the Reorganization will constitute a “going-private” transaction under Rule 13e-3 of the Exchange Act, Regan also has filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3, which has been subsequently amended and which is subject to further amendment as necessary to respond to SEC comments.  Before making any voting or investment decision with respect to the Reorganization, investors and shareholders of Regan are urged to read the definitive proxy statement and any other relevant documents carefully when they are available because they will contain important information about Regan, Legacy Alliance and the proposed Reorganization.  Investors and shareholders may obtain free copies of these documents when they become available through the SEC’s web site at www.sec.gov.  In addition, copies will be available free of charge by submitting a written request to R. Preston Pitts, President, at 2090 Marina Avenue, Petaluma, California 94954.

Participants in the Solicitation

Regan and its officers and directors may be deemed to be participants in the solicitation of proxies for the approval of the Reorganization.  Information regarding Regan’s officers and directors, including their holdings of Regan’s securities will be set forth in the proxy statement described above.  Additional information is set forth in Regan’s annual report on Form 10-K/A (Amendment No. 1), which is available through the SEC’s web site at www.sec.gov or by submitting a written request to R. Preston Pitts, President, at 2090 Marina Avenue, Petaluma, California 94954.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAN HOLDING CORP.

(Registrant)

Date: February 26, 2010

/s/ R. Preston Pitts

R. Preston Pitts

President, Chief Financial Officer and

Chief Operating Officer

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